EXHIBIT 99.1

                                            For further information contact:
                                             Neal H. Sanders (781) 302-2439
                                      For release: December 1, 2003 at 8:30 a.m.

     Robotic Vision Systems, Inc. Completes New $13 Million Credit Facility

          COUPLED WITH RECENT PRIVATE PLACEMENT, RVSI'S WORKING CAPITAL
                            INCREASES BY $9 MILLION

       NOTE: RVSI HAS SCHEDULED A CONFERENCE CALL AT 8:30 A.M. ON TUESDAY,
       DECEMBER 2. TO LISTEN TO THE CALL, LOG ON TO RVSI.COM OR CCBN.COM.
        A REPLAY OF THE CALL WILL BE AVAILABLE AT THE TWO WEBSITES OR BY
                  CALLING 630-395-0036 BEGINNING AT 9:00 A.M.

     NASHUA,  NEW  HAMPSHIRE--December  1,  2003--Robotic  Vision Systems,  Inc.
(RVSI) (RVSI.PK, ROBV.PK, RVSI.OB, ROBV.OB) today said the company has completed an expanded, $13 million credit facility with an affiliate of Equity Group Investments, LLC. Coupled with the company's recent $6 million private placement of shares, the agreement increases RVSI's working capital by $9 million.

     Equity Group Investments is a Chicago-based, private investment firm led by financier Sam Zell. The credit facility consists of two revolving credit lines. The first is a two-year, $10 million line; the second is a three-year, $3 million facility. The $10 million line bears an interest rate of 7%, the $3 million facility bears a 17% interest rate. As part of the credit agreement, Equity Group Investments was issued a warrant for shares equal to approximately 10% of RVSI's common stock on a fully diluted basis.

     "This is a pivotal event in the history of our company," said Pat V. Costa, Chairman and CEO of RVSI. "We see two attractions in beginning a relationship with Equity Group Investments. The first is a `comfort factor' for RVSI's customers and prospects. One of our goals in arranging a new credit facility was to remove any lingering uncertainty regarding our adequacy of capital or our ability to finance our business as we grow.

     "The second attraction is Equity Group Investments' broad investment expertise," Mr. Costa said. "We're not just replacing one bank with another. Equity Group Investments has a long history of being associated with many world class companies. We believe there is significant overlap between Equity Group's business experience and the markets we pursue."

     Equity Group Investments' Mark Radzik added, "We see RVSI as a technology-rich company with significant growth potential. In particular, RVSI's Data Matrix technology is an excellent, affordable solution for companies that need to track and trace industrial components, among other applications."

     Separately, RVSI also announced that the lead investor in its recent private placement has exercised an option to provide an additional $1 million of gross proceeds to the company. Inclusive of the additional $1 million, the total raised by RVSI in that private placement is $6 million.

ABOUT RVSI

     Robotic Vision Systems, Inc. (RVSI) (ROBV.PK, RVSI.PK, ROBV.OB, RVSI.PK) has the most comprehensive line of machine vision systems available today. Headquartered in Nashua, New Hampshire, with offices worldwide, RVSI is the world leader in vision-based semiconductor inspection and Data Matrix-based unit-level traceability. Using leading-edge technology, RVSI joins vision-enabled process equipment, high-performance optics, lighting, and advanced hardware and software to assure product quality, identify and track parts, control manufacturing processes, and ultimately enhance profits for companies worldwide. Serving the semiconductor, electronics, aerospace, automotive, pharmaceutical and packaging industries, RVSI holds approximately 100 patents in a broad range of technologies. For more information visit www.rvsi.com or call (800) 669-5234.

FORWARD LOOKING STATEMENT

     Except for the historical information herein, certain matters discussed in this release include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to: the historical cyclical nature of the semiconductor industry, risks in products and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, changing economic conditions, both here and abroad, timely development and release of new products, strategic suppliers and customers, the effect of the company's accounting policies and other risk factors detailed in the Company's annual report on Form 10-K, and other filings with the Securities and Exchange Commission.



                                                                    EXHIBIT 99.2

                                            For further information contact:
                                             Neal H. Sanders (781) 302-2439
                                      For release: December 1, 2003 at 8:30 a.m.

       ROBOTIC VISION SYSTEMS, INC. WILL REVERSE SPLIT ITS SHARES 1 FOR 5

 NOTE: RVSI HAS SCHEDULED A CONFERENCE CALL AT 8:30 A.M. ON TUESDAY, DECEMBER 2
      (TOMORROW) TO DISCUSS THIS TOPIC AS WELL AS THE COMPANY'S NEW CREDIT FACILITY WHICH IS ALSO BEING ANNOUNCED THIS MORNING. TO LISTEN TO THE CALL,
     LOG ON TO RVSI.COM OR CCBN.COM. A REPLAY OF THE CALL WILL BE AVAILABLE
     AT THE TWO WEBSITES OR BY CALLING 630-395-0036 BEGINNING AT 9:00 A.M.

     NASHUA,  NEW  HAMPSHIRE--December  1,  2003--Robotic  Vision Systems,  Inc.
(RVSI) (ROBV.PK, RVSI.PK, ROBV.OB, RVSI.OB) today said the company Board of Directors has authorized a 1:5 reverse split of the company's shares. The split becomes effective with the opening of trading today, December 1. Following the split, RVSI will have approximately 14.7 million shares outstanding.

     Also, with the opening of trading today, RVSI's trading symbol will change to RVSI.

     "The Board took this action in consultation with investment bankers as well as with members of the financial community," said Pat V. Costa, Chairman and CEO of RVSI. "The reverse stock split strengthens our case in our appeal to Nasdaq for re-listing to the Nasdaq SmallCap Market. Our plan to meet their minimum bid requirement was cited in their request for supplemental materials from the company. We were also aware that the shares and warrants issued in connection with our recent private placement and new credit facility gave us no maneuvering room under our 100 million share ceiling."

     Mr. Costa said the proportion of the reverse split was determined by multiple factors, including a desire to make the company's shares more desirable to institutional investors. "Many institutions have investment policies restricting investments in low-priced stocks," Mr. Costa said. "We do not want share price to be an impediment to owning our shares. The one-for-five ratio was struck principally for that reason."

ABOUT RVSI

     Robotic Vision Systems, Inc. (RVSI) (RVSI.PK, RVSI.OB, ROBV.PK, ROBV.OB) has the most comprehensive line of machine vision systems available today. Headquartered in Nashua, New Hampshire, with offices worldwide, RVSI is the world leader in vision-based semiconductor inspection and Data Matrix-based unit-level traceability. Using leading-edge technology, RVSI joins vision-enabled process equipment, high-performance optics, lighting, and advanced hardware and software to assure product quality, identify and track parts, control manufacturing processes, and ultimately enhance profits for companies worldwide. Serving the semiconductor, electronics, aerospace, automotive, pharmaceutical and packaging industries, RVSI holds approximately 100 patents in a broad range of technologies. For more information visit www.rvsi.com or call (800) 669-5234.

FORWARD LOOKING STATEMENT

     Except for the historical information herein, certain matters discussed in this release include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to: the historical cyclical nature of the semiconductor industry, risks in products and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, changing economic conditions, both here and abroad, timely development and release of new products, strategic suppliers and customers, the effect of the company's accounting policies and other risk factors detailed in the Company's annual report on Form 10-K, and other filings with the Securities and Exchange Commission.